                               POWER OF ATTORNEY
                               -----------------

I, the undersigned Trustee of Van Eck Investment Trust (the "Trust") hereby appoint John C. van Eck and Michael G. Doorley, and either of them, my true and lawful attorneys to execute in my name, place and stead, the Trust's Registration Statement for the purpose of filing the Trust's Registration Statement on Form N-1A, which Registration Statement shall be filed pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, any and all amendments to the Trust's Registration Statement on Form N-1A, and all other instruments necessary or incidental in connection therewith, with the Securities and Exchange Commission; and John C. van Eck and Michael G. Doorley shall have the power to act hereunder and have full power and authority to do and perform in my name and on my behalf every act whatsoever requisite or necessary to be done, as fully and to all intents and purposes as I, the undersigned, might or could do in person. Either of said attorneys shall have full power and authority to do and act hereunder with or without the other.


/s/ Jeremy H. Biggs
----------------------
Jeremy H. Biggs



Date: April 12, 1990

                               POWER OF ATTORNEY
                               -----------------

We, the undersigned Trustees of Van Eck Investment Trust (the "Trust") hereby appoint John C. Van Eck and Michael G. Doorley, and either of them, our true and lawful attorneys to execute in our name, place and stead, the Trust's Registration Statement for the purpose of filing the Trust's Registration Statement on Form N-1A, which Registration Statement shall be filed pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, any and all amendments to the Trust's Registration Statement on Form N-1A, and all other instruments necessary or incidental in connection therewith, with the Securities and Exchange Commission; and John C. Van Eck and Michael G. Doorley shall have the power to act hereunder and have full power and authority to do and perform in our name and on our behalf every act whatsoever requisite or necessary to be done, as fully and to all intents and purposes as we, the undersigned, might or could do in person. Either of said attorneys shall have full power and authority to do and act hereunder with or without the other.



/s/ Philip L. Carret
----------------------
Philip L. Carret


/s/ Richard C. Cowell
----------------------
Richard C. Cowell


/s/ James C. Dudley
----------------------
James C. Dudley


/s/ Wesley G. McCain
----------------------
Wesley G. McCain


/s/ Harvey E. Mole'
----------------------
Harvey E. Mole'


/s/ Ralph F. Peters
----------------------
Ralph F. Peters


/s/ Fred M. Van Eck
______________________
Fred M. Van Eck


/s/ Alling Woodruff
----------------------
Alling Woodruff

Date: October 10, 1989